                                                                   EXHIBIT 10.12

FHA FORM 92466

                            REGULATORY AGREEMENT FOR
                          MULTIFAMILY HOUSING PROJECTS


Project No.       123-22013

Mortgagee:        RED MORTGAGE CAPITAL, INC.

Amount of Mortgage Note:  $5,782,900.00                   Date: January 29, 2001

Mortgage:  Recorded:  State:  Arizona  County: Maricopa   Date: January 29, 2001
           Concurrently Herewith
           Book  __________   Page  _____________   Instrument No.  ____________


         Originally endorsed for insurance under Section 232 pursuant to Section 223(f) of the National Housing Act.

         This Agreement entered into as of this 29th day of January, 2001, between ARV CHANDLER VILLAS, LP, a California limited partnership whose address is 245 Fischer Avenue, Suite D-1, Costa Mesa, California 92626, their successors, heirs, and assigns (jointly and severally, hereinafter referred to as Owners) and the undersigned Secretary of Housing and Urban Development and his successors (hereinafter referred to as Secretary).

         In consideration of the endorsement for insurance by the Secretary of the above described note or in consideration of the consent of the Secretary to the transfer of the mortgaged property or the sale and conveyance of the mortgaged property by the Secretary, and in order to comply with the requirements of the National Housing Act, as amended, and the Regulations adopted by the Secretary pursuant thereto, Owners agree for themselves, their successors, heirs and assigns, that in connection with the mortgaged property and the project operated thereon and so long as the contract of mortgage insurance continues in effect, and during such further period of time as the Secretary shall be the owner, holder or reinsurer of the mortgage, or during any time the Secretary is obligated to insure a mortgage on the mortgage property:

         1. Owners, except as limited by paragraph 17 hereof, assume and agree to make promptly all payments due under the note and mortgage.

         2. (a) Owners shall establish or continue to maintain a reserve fund for replacements by the allocation to such reserve fund in a separate account with the mortgagee or in a safe and responsible depository designated by the mortgagee, concurrently with the beginning of payments towards amortization of the principal of the mortgage insured or held by the Secretary of an amount equal to $4,494.50 per month ($3,320.17 for Realty and $1,174.33 for Major Movable Equipment) unless a different date or amount is approved in writing by the Secretary. An initial deposit to

                                    -- 2 --


                  the Fund of $463,546.00 ($322,622.00 for Realty and
                  $140,924.00 for Major Movable Equipment) has been made. Such fund, whether in the form of a cash deposit or invested in obligations of, or fully guaranteed as to principal by, the United States of America shall at all times be under the control of the mortgagee. Disbursements from such fund, whether for the purpose of effecting replacement of structural elements and mechanical equipment of the project or for any other purpose, may be made only after receiving the consent in writing of the Secretary. In the event that the owner is unable to make a mortgage note payment on the due date and that payment cannot be made prior to the due day of the next such installment or when the mortgagee has agreed to forgo making an election to assign the mortgage to the Secretary based on a monetary default, or to withdraw an election already made, the Secretary is authorized to instruct the mortgagee to withdraw funds from the reserve fund for replacements to be applied to the mortgage payment in order to prevent or cure the default. In addition, in the event of a default in the terms of the mortgage, pursuant to which the loan has been accelerated, the Secretary may apply or authorize the application of the balance in such fund to the amount due on the mortgage debt as accelerated.

                  (b) Where Owners are acquiring a project already subject to an insured mortgage, the reserve fund for replacements to be established will be equal to the amount due to be in such fund under existing agreements or charter provisions at the time Owners acquire such project, and payments hereunder shall begin with the first payment due on the mortgage after acquisition, unless some other method of establishing and maintaining the fund is approved in writing by the Secretary.

         3. Real property covered by the mortgage and this agreement is described in Exhibit A attached hereto.

                  (This paragraph 4 is not applicable to cases insured under Section 232).

                                    -- 3 --


         5. (a) If the mortgage is originally a Secretary-held purchase money mortgage, or is originally endorsed for insurance under any Section other than Sections 231 or 232 and is not designed primarily for occupancy by elderly persons, Owners shall not in selecting tenants discriminate against any person or persons by reason of the fact that there are children in the family.

                  (b) If the mortgage is originally endorsed for insurance under
                  Section 221, Owners shall in selecting tenants give to displaced persons or families an absolute preference or priority of occupancy which shall be accomplished as follows:

                           (1) For a period of sixty (60) days from the date of original offering, unless a shorter period of time is approved in writing by the Secretary, all units shall be held for such preferred applicants, after which time any remaining unrented units may be rented to non-preferred applicants;

                           (2) Thereafter, and on a continuing basis, such preferred applicants shall be given preference over non-preferred applicants in their placement on a waiting list to be maintained by the Owners; and

                           (3) Through such further provisions agreed to in writing by the parties.

                  (c) Without the prior written approval of the Secretary not more than 25% of the number of units in a project insured under Section 231 shall be occupied by persons other than elderly persons.

                  (d) All advertising or efforts to rent a project insured under
                  Section 231 shall reflect a bona fide effort of the Owners to obtain occupancy by elderly persons.

         6.       Owners shall not without the prior written approval of the
                  Secretary:

                  (a) Convey, transfer, or encumber any of the mortgaged property, or permit the conveyance, transfer or encumbrance of such property.

                                    -- 4 --


                  (b) Assign, transfer, dispose of, or encumber any personal property of the project, including rents, or pay out any funds except from surplus cash, except for reasonable operating expenses and necessary repairs.

                  (c) Convey, assign, or transfer any beneficial interest in any trust holding title to the property, or the interest of any general partner in a partnership owning the property, or any right to manage or receive the rents and profits from the mortgaged property.

                  (d) Remodel, add to, reconstruct, or demolish any part of the mortgaged property or subtract from any real or personal property of the project.

                  (e) Make, or receive and retain, any distribution of assets or any income of any kind of the project except surplus cash and except on the following conditions:

                           (1) All distributions shall be made only as of and after the end of a semiannual or annual fiscal period, and only as permitted by the law of the applicable jurisdiction;

                           (2) No distribution shall be made from borrowed funds, prior to the completion of the project or when there is any default under this Agreement or under the note or mortgage;

                           (3) Any distribution of any funds of the project, which the party receiving such funds is not entitled to retain hereunder, shall be held in trust separate and apart from any other funds; and

                           (4) There shall have been compliance with all outstanding notices of requirements for proper maintenance of the project.

                  (f) Engage, except for natural persons, in any other business or activity, including the operation of any other rental project, or incur any liability or obligation not in connection with the project.

                  (g) Require, as a condition of the occupancy or leasing of any unit in the project, any consideration or deposit other than the prepayment of the first month's rent plus a security deposit in an amount not in excess of one month's rent to guarantee the performance of the covenants of the lease. Any funds collected as security deposits shall be kept separate and apart from all other funds of the project in a trust account the amount of which shall at all times equal or exceed the aggregate of all outstanding obligations under said account.

                  (h) Permit the use of the dwelling accommodations or nursing facilities of the project for any purpose except the use which was originally intended, or permit commercial use greater than that originally approved by the Secretary.

         7. Owners shall maintain the mortgaged premises, accommodations and the grounds and equipment appurtenant thereto, in good repair and condition. In the event all or

                                    -- 5 --


                  any of the buildings covered by the mortgage shall be destroyed or damaged by fire or other casualty, the money derived from any insurance on the property shall be applied in accordance with the terms of the mortgage.

         8. Owners shall not file any petition in bankruptcy or for a receiver or in insolvency or for reorganization or composition, or make any assignment for the benefit of creditors or to a trustee for creditors, or permit an adjudication in bankruptcy or the taking possession of the mortgaged property or any part thereof by a receiver or the seizure and sale of the mortgaged property or any part hereof under judicial process or pursuant to any power of sale, and fail to have such adverse actions set aside within forty-five
                  (45) days.

         9. (a) Any management contract entered into by Owners or any of them involving the project shall contain a provision that, in the event of default hereunder, it shall be subject to termination without penalty upon written request by the Secretary. Upon such request Owners shall immediately arrange to terminate the contract within a period of not more than thirty (30) days and shall make arrangements satisfactory to the Secretary for continuing proper management of the project.

                  (b) Payment for services, supplies, or materials shall not exceed the amount ordinarily paid for such services, supplies, or materials in the area where the services are rendered or the supplies or materials furnished.

                  (c) The mortgaged property, equipment, buildings, plans, offices, apparatus, devices, books, contracts, records, documents, and other papers relating thereto shall at all times be maintained in reasonable condition for proper audit and subject to examination and inspection at any reasonable time by the Secretary or his duly authorized agents. Owners shall keep copies of all written contracts or other instruments which affect the mortgaged property, all or any of which may be subject to inspection and examination by the Secretary or his duly authorized agents.

                  (d) The books and accounts of the operations of the mortgaged property and of the project shall be kept in accordance with the requirements of the Secretary.

                  (e) Within sixty (60) days following the end of each fiscal year the Secretary shall be furnished with a complete annual financial report based upon an examination of the books and records of mortgagor prepared in accordance with the requirements of the Secretary, prepared and certified to by an officer or responsible Owner and, when required by the Secretary, prepared and certified by a Certified Public Accountant, or other person acceptable to the Secretary.

                  (f) At the request of the Secretary, his agents, employees, or attorneys, the Owners shall furnish monthly occupancy reports and shall give specific answers to questions upon which information is desired from time to time relative to income, assets, liabilities, contracts, operation, and condition of the property and the status of the insured mortgage.

                                    -- 6 --


                  (g) All rents and other receipts of the project shall be deposited in the name of the project in a financial institution, whose deposits are insured by an agency of the Federal Government. Such funds shall be withdrawn only in accordance with the provisions of this Agreement for expenses of the project or for distributions of surplus cash as permitted by paragraph 6(e) above. Any Owner receiving funds of the project other than by such distribution of surplus cash shall immediately deposit such funds in the project bank account and failing so to do in violation of this Agreement shall hold such funds in trust. Any Owner receiving property of the project in violation of this Agreement shall hold such funds in trust. At such time as the Owners shall have lost control and/or possession of the project, all funds held in trust shall be delivered to the mortgagee to the extent that the mortgage indebtedness has not been satisfied.

                  (h) If the mortgage is insured under Section 232:

                           1. The Owners or lessees shall at all times maintain in full force and effect from the state or other licensing authority such license as may be required to operate the project as a nursing home and shall not lease all or part of the project except on terms approved by the Secretary.

                           2. The Owners shall suitably equip the project for nursing home operations.

                           3. The Owners shall execute a Security Agreement and Financing Statement (or other form of chattel lien) upon all items of equipment, except as the Secretary may exempt, which are not incorporated as security for the insured mortgage. The Security Agreement and Financing Statement shall constitute a first lien upon such equipment and shall run in favor of the mortgagee as additional security for the insured mortgage.

                           4. The Owners will not alter, or suffer or permit the alteration of, the nursing home license, bed authority or other operating authority of the Project without the advance written approval of the Secretary. In the event that any such alteration is proposed, upon learning of that event the Owners will advise the Secretary promptly. The Owners will insert the foregoing requirements into any operating lease for the Project.

                           5. The Owners will not enter into, amend, or agree to the assignment of, any operating lease for all or part of the Project without the advance written approval of, and on terms satisfactory to, the Secretary.

                  (i) If the mortgage is insured under Section 231, Owners or lessees shall at all times maintain in full force and effect from the state or other licensing authority such license as may be required to operate the project as housing for the elderly.

         10. Owners will comply with the provisions of any Federal, State, or local law prohibiting discrimination in housing on the grounds of race, color, religion or creed, sex, or national origin, including Title VIII of the Civil Rights Act of 1968 (Public

                                    -- 7 --


                  Law 90-284; 82 Stat. 73), as amended, Executive Order 11063, and all requirements imposed by or pursuant to the regulations of the Department of Housing and Urban Development implementing these authorities (including 24 CFR Parts 100, 107 and 110, and Subparts I and M of Part 200).

         11. Upon a violation of any of the above provisions of this Agreement by Owners, the Secretary may give written notice thereof, to Owners, by registered or certified mail, addressed to the addresses stated in this Agreement, or such other addresses as may subsequently, upon appropriate written notice thereof to the Secretary, be designated by the Owners as their legal business address. If such violation is not corrected to the satisfaction of the Secretary within thirty (30) days after the date such notice is mailed or within such further time as the Secretary determines is necessary to correct the violation, without further notice the Secretary may declare a default under this Agreement effective on the date of such declaration of default and upon such default the Secretary may:

                  (a)      (i)      If the Secretary holds the note - declare
                                    the whole of said indebtedness immediately due and payable and then proceed with the foreclosure of the mortgage;

                           (ii) If said note is not held by the Secretary - notify the holder of the note of such default and request holder to declare a default under the note and mortgage, and holder after receiving such notice and request, but not otherwise, at its option, may declare the whole indebtedness due, and thereupon proceed with foreclosure of the mortgage, or assign the note and mortgage to the Secretary as provided in the Regulations;

                  (b) Collect all rents and charges in connection with the operation of the project and use such collections to pay the Owners' obligations under this Agreement and under the note and mortgage and the necessary expenses of preserving the property and operating the project.

                  (c) Take possession of the project, bring any action necessary to enforce any rights of the Owners growing out of the project operation, and operate the project in accordance with the terms of this Agreement until such time as the Secretary in his discretion determines that the Owners are again in a position to operate the project in accordance with the terms of this Agreement and in compliance with the requirements of the note and mortgage.

                  (d) Apply to any court, state or Federal, for specific performance of this Agreement, for an injunction against any violation of the Agreement, for the appointment of a receiver to take over and operate the project in accordance with the terms of the Agreement, or for such other relief as may be appropriate, since the injury to the Secretary arising from a default under any of the terms of this Agreement would be irreparable and the amount of damage would be difficult to ascertain.

                                    -- 8 --


         12. As security for the payment due under this Agreement to the reserve fund for replacements, and to secure the Secretary because of his liability under the endorsement of the note for insurance, and as security for the other obligations under this Agreement, the Owners respectively assign, pledge and mortgage to the Secretary their rights to the rents, profits, income and charges of whatsoever sort which they may receive or be entitled to receive from the operation of the mortgaged property, subject, however, to any assignment of rents in the insured mortgage referred to herein. Until a default is declared under this Agreement, however, permission is granted to Owners to collect and retain under the provisions of this Agreement such rents, profits, income, and charges, but upon default this permission is terminated as to all rents due or collected thereafter.

         13.      As used in this Agreement the term:

                  (a) "Mortgage" includes "Deed of Trust", "Chattel Mortgage", "Security Instrument", and any other security for the note identified herein, and endorsed for insurance or held by the Secretary;

                  (b) "Mortgagee" refers to the holder of the mortgage identified herein, its successors and assigns;

                  (c) "Owners" refers to the persons named in the first paragraph hereof and designated as Owners, their successors, heirs and assigns;

                  (d) "Mortgaged Property" includes all property, real, personal or mixed, covered by the mortgage or mortgages securing the note endorsed for insurance or held by the Secretary;

                  (e) "Project" includes the mortgaged property and all its other assets of whatsoever nature or wheresoever situate, used in or owned by the business conducted on said mortgaged property, which business is providing housing and other activities as are incidental thereto;

                  (f) "Surplus Cash" means any cash remaining after:

                           (1)      the payment of:

                                    (i)      All sums due or currently required
                                             to be paid under the terms of any
                                             mortgage or note insured or held by
                                             the Secretary;

                                    (ii)     All amounts required to be
                                             deposited in the reserve fund for
                                             replacements;

                                    (iii)    All obligations of the project
                                             other than the insured mortgage
                                             unless funds for payment are set
                                             aside or deferment of payment has
                                             been approved by the Secretary; and

                                    -- 9 --


                           (2)      the segregation of:

                                    (i)      An amount equal to the aggregate of
                                             all special funds required to be
                                             maintained by the project; and

                                    (ii)     All tenant security deposits held.

                  (g) "Distribution" means any withdrawal or taking of cash or any assets of the project, including the segregation of cash or assets for subsequent withdrawal within the limitations of Paragraph 6(e) hereof, and excluding payment for reasonable expenses incident to the operation and maintenance of the project.

                  (h) "Default" means a default declared by the Secretary when a violation of this Agreement is not corrected to his satisfaction within the time allowed by this Agreement or such further time as may be allowed by the Secretary after written notice;

                  (i) "Section" refers to a Section of the National Housing Act, as amended.

                  (j) "Displaced persons or families" shall mean a family or families, or a person, displaced from an urban renewal area, or as the result of government action, or as a result of a major disaster as determined by the President pursuant to the Disaster Relief Act of 1970.

                  (k) "Elderly person" means any person, married or single, who is sixty-two years of age or over.

         14. This instrument shall bind, and the benefits shall inure to, the respective Owners, their heirs, legal representatives, executors, administrators, successors in office or interest, and assigns, and to the Secretary and his successors so long as the contract of mortgage insurance continues in effect, and during such further time as the Secretary shall be the owner, holder, or reinsurer of the mortgage, or obligated to reinsure the mortgage.

         15. Owners warrant that they have not, and will not, execute any other agreement with provisions contradictory of, or in opposition to, the provisions hereof, and that, in any event, the requirements of this Agreement are paramount and controlling as to the rights and obligations set forth and supersede any other requirements in conflict therewith.

         16. The invalidity of any clause, part or provision of this Agreement shall not affect the validity or the remaining portions thereof.

         17. The following Owners: ARV Chandler Villas, L.P., and all present and future general and limited partners thereof, do not assume personal liability for payments due under the note and mortgage, or for the payments to the reserve for replacements, or for matters not under their control, provided that said Owners shall remain liable under this Agreement only with respect to the matters hereinafter stated; namely:

                                    -- 10 --


                  (a) for funds or property of the project coming into their hands which, by the provisions hereof, they are not entitled to retain; and

                  (b) for their own acts and deeds or acts and deeds of others which they have authorized in violation of the provisions hereof.

(To be executed with formalities for recording a deed to real estate)


               [SIGNATURES AND NOTARIES APPEAR ON FOLLOWING PAGES]

                                    -- 11 --


         All references herein to the terms "nursing home" or nursing homes" shall mean and include the terms "assisted living facility" and "assisted living facilities."

         See Rider I attached hereto and made a part hereof.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date first hereinabove written.

                            ARV CHANDLER VILLAS, L.P.
                            a California limited partnership

                            By: American Retirement Villas Properties III, L.P.
                                a California limited partnership
                                General Partner

                                By:  ARV Assisted Living, Inc.
                                     a Delaware corporation
                                     General Partner


                                     By:
                                          --------------------------------------
                                          Douglas Armstrong
                                          Vice President



                            SECRETARY OF HOUSING AND URBAN
                            DEVELOPMENT ACTING BY AND
                            THROUGH THE FEDERAL HOUSING
                            COMMISSIONER


                            By:
                                -------------------------------------
                                Authorized Agent

                                    -- 12 --


                                 ACKNOWLEDGMENTS


State of Arizona             ]
                             ]:  ss
County of Maricopa           ]

         Before me, ______________________________, of the State and County
aforementioned, personally appeared Douglas Armstrong, known to me (or satisfactorily proven to me) to be the person who executed the foregoing instrument and who, upon oath, acknowledged himself to be the Vice President of ARV Assisted Living, Inc., a Delaware corporation, the General Partner of American Retirement Villas Properties III, L.P., a California limited partnership, the General Partner of ARV CHANDLER VILLAS, L.P., a California limited partnership, and that he as such General Partner, executed the foregoing instrument for the purposes therein contained, by signing his name on behalf of the said ARV CHANDLER VILLAS, L.P.

         WITNESS my hand and seal, as of this ____ day of January ___, 2001.


                                               _________________________________
[SEAL]                                                   Notary Public

My Commission Expires:  ______________________________




State of Arizona             ]
                             ]:  ss
County of Maricopa           ]


         On this ___ day of January, 2001, before me personally appeared ____________________________ to me personally known, who, being by me duly sworn, did say that he/she is the Authorized Agent of the SECRETARY OF HOUSING AND URBAN DEVELOPMENT, who executed the foregoing instrument, and that said instrument was signed and sealed on behalf of said SECRETARY OF HOUSING AND URBAN DEVELOPMENT the day and year first above written for the purposes therein contained.

         WITNESS my hand and seal, as of this ____ day of January ___, 2001.


                                               _________________________________
[SEAL]                                                   Notary Public

My Commission Expires:  ______________________________